Exhibit 10.6

WAIVER

Export Development Canada (“EDC”)

150 Slater, Ottawa, Ontario

K1A 1K3

Institution:	Comerica Bank	Obligor (Exporter):	Manitex Liftking, ULC
Address:	200 Bay Street, Suite 2210
Toronto ON M5J2J2

Re:        EDC Guarantee(s)/Suretyship(s)

EDC may guarantee, in accordance with the terms of one or more EDC guarantee(s)/suretyship(s) (each an “EDC Guarantee/Suretyship”, collectively “EDC Guarantees/Suretyships”) payment to the Institution of amounts which the “Obligor” fails to pay pursuant to one or more agreements with the Institution (each a “Transaction Agreement”, collectively “Transaction Agreements”). Each of the undersigned executed or may execute one or more guarantees/suretyships in favour of the Institution, guarantying certain obligations of the Obligor under the Transaction Agreements. In consideration of EDC issuing the EDC Guarantees/Suretyships and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the undersigned hereby:

(a)

Contribution: (i) expressly waives the benefit of all privileges and rights based on law, equity, statute or contract, which now or may hereafter be available to it against EDC as co-guarantor or co-surety including, without limitation, any right it may have as surety to obtain contribution from EDC as a co-guarantor or a co-surety, or (ii) if located in Quebec, expressly waives the benefit of all privileges and rights it may have against EDC as co-guarantor or as solidary or joint surety, including, without limitation, any action in subrogation or the personal right of action that the undersigned may have against EDC under articles 1651, 1656, 1659 and 2360 of the Civil Code of Quebec; and

(b)

Subrogation: (i) acknowledges that it may become liable to EDC, either by way of subrogation of EDC to the rights of the Institution following payment under one or more EDC Guarantee/Suretyship or by way of assignment to EDC thereof; and (ii) agrees to execute and deliver such documents and do such things as may be necessary or desirable for EDC to benefit from such subrogation and assignment;

(c)

Disclosure: agrees (i) that any obligation of EDC to maintain confidentiality shall be subject to the requirements of applicable law, regulation or legal process and Canada’s and/or EDC’s international commitments; (ii) to EDC’s disclosure, following the signing of the Transaction Agreement(s), of the following information: the name of the Institution, the EDC financial service provided and date of related agreement, a general description of the transactions/projects (including country), the amount of EDC support in an approximate dollar range and the name of the Obligor; and (iii) to the Institution’s disclosure to EDC of any information of the undersigned, confidential or otherwise, including, without limitation, credit information, financial statements (audited and unaudited), payment history, business plans, business history and business organization; and

(d)

Independent Legal Advice: understands the nature and effect of, and agrees to be bound by, the terms of the Waiver as set forth above, and has either obtained independent legal advice in relation to the Waiver, or hereby waives such right.

This Waiver may be executed in any number of counterparts, and all the counterparts taken together shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF each of the undersigned have signed and delivered this Waiver.

IN WITNESS WHEREOF each of the undersigned have signed and delivered this Waiver.

Guarantor/Surety Name (Print):	Mantitex International, Inc.	Guarantor/Surety Name (Print):	Manitex LLC

Signature:	/s/ David H. Gransee	Signature:	/s/ David H. Gransee
	I have the authority to bind the Guarantor/Surety		I have the authority to bind the Guarantor/Surety

Name (Print):	David H. Gransee	Name (Print):	David H. Gransee

Date:	January 31, 2013	Date:	January 31, 2012

150 Slater Street, Ottawa, ON K1A 1K3 www.edc.ca	EGP (05-2012)

Guarantor/Surety Name (Print):		Guarantor/Surety Name (Print):

Signature:		Signature:
	I have the authority to bind the Guarantor/Surety		I have the authority to bind the Guarantor/Surety

Name (Print):		Name (Print):

Date:		Date:

150 Slater Street, Ottawa, ON K1A 1K3 www.edc.ca	EGP (05-2012)